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                                                                   EXHIBIT 23(a)

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 2-19339, 33-26786, 33-54626, 33-38753, and
33-58299) of Sensormatic Electronics Corporation of our report dated August 1, 2000 relating to the financial statements and financial statement schedule of Sensormatic Electronics Corporation, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

Miami, Florida
September 27, 2000